Ivy Funds

Supplement dated April 24, 2012 to the

Ivy Funds Prospectus dated July 29, 2011

and as supplemented August 18, 2011, August 31, 2011, November 16, 2011 and February 17, 2012

Effective June 4, 2012, the name of Ivy International Balanced Fund will change to Ivy Global Income Allocation Fund.

The following replaces the “Objective” section on page 75 for Ivy International Balanced Fund effective June 4, 2012:

Objective

To seek to provide total return through a combination of current income and capital appreciation.

The following replaces the “Principal Investment Strategies” section on page 76 for Ivy International Balanced Fund effective June 4, 2012:

Principal Investment Strategies

Ivy Global Income Allocation Fund invests principally in equity and debt securities issued by companies and governments located largely in developed markets, of any size, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions and that demonstrate favorable prospects for total return.

Under normal market conditions, the Fund invests primarily in income-producing securities across the globe. The Fund may invest in U.S. and non-U.S. issuers. In an attempt to enhance return, the Fund may also invest, to a lesser extent, in securities not currently providing income or companies and governments in countries with new or comparatively undeveloped and emerging economies.

The Fund ordinarily invests at least 35% of its total assets in equity investments. Regarding its equity investments, the Fund focuses on companies that IICO believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long term. Under normal market conditions, the Fund invests the equity portion of the Fund primarily in dividend-paying equity securities across the globe, mostly in dividend-paying common stocks. The Fund may also invest in preferred stock, convertible securities or other instruments whose price is linked to the value of common stock. Although the equity portion of the Fund typically has more exposure to large-cap companies, it may invest in companies of any size.

The Fund ordinarily invests at least 25% of its total assets in fixed-income securities and may invest up to 35% of its total assets in non-investment grade (i.e., low-rated) debt securities. The Fund considers the risk and reward trade-off among equities, fixed-income and cash in an effort to maximize total return through a combination of current income and capital appreciation. The allocation among asset classes is determined through a balance between a top-down outlook for the global economy and relative valuation.

In selecting equity securities for the Fund, IICO combines a top-down, macro thematic approach with a bottom-up stock selection process, and uses a combination of country analysis, industry dynamics, and individual stock selection in comprising the equity portfolio. It seeks to determine the most appropriate sectors and geographies to benefit from top-down themes and generally seeks to find what it feels are reasonably-valued, dividend-paying companies with good growth prospects, a strong balance sheet and solid cash flow generation. IICO also considers several other factors, which typically include the company’s history of fundamentals; management proficiency; competitive environment; and relative valuation. Debt securities are selected, after an analysis of interest rate, currency and economic conditions, based on IICO’s judgment as to which securities are more likely to perform well under those conditions. The manager also considers the credit quality, coupon, maturity, duration and issuer fundamentals of each security.

Many companies have a diverse market of business and overseas operations. Therefore, the Fund will also have an indirect exposure to additional foreign markets through these investments.

Generally, in determining whether to sell an equity or a debt security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the leadership of the company or government has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Fund’s holdings in that security, to take advantage of more attractive investment opportunities or to raise cash.

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The following replaces the “Principal Investment Risks” section on pages 76-77 for Ivy International Balanced Fund effective June 4, 2012:

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

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Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

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Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

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Foreign Market Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in foreign markets so that its domicile and/or the markets in which its securities trade may not be reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

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Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; and settlement delays.

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Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

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Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

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Large Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

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Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAV’s of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

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Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

The following replaces the “Ivy International Balanced Fund” section on page 148 effective June 4, 2012:

Ivy Global Income Allocation Fund: The Fund seeks to achieve its objective of total return through a combination of current income and capital appreciation by investing principally in equity and debt securities issued primarily by companies and governments located largely in developed markets, of any size, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions and that demonstrate favorable prospects for total return. IICO also focuses on a growth approach by seeking companies whose earnings it believes will grow faster than the economy of the country in which the company is located. The Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund, however, may invest up to 35% of its total assets in non-investment grade debt securities.

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Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Although the equity portion of the Fund may invest in companies of any size, it typically has more exposure to large cap issuers. There is no guarantee, however, that the Fund will achieve its objective.

With regard to the Fund’s equity portion, the Fund invests in a variety of economic sectors and industry segments to seek to reduce the effects of price volatility in any one area. IICO seeks to identify an investment theme, then determines the most appropriate sectors and geographies to benefit from that theme and finally seeks to find what it feels are reasonably-valued companies with improving returns on capital, good growth prospects, strong balance sheet and solid cash generation. IICO combines a top-down, macro thematic approach with a bottom-up stock selection process, and uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong cash flow, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, and improving growth prospects) in composing the equity portfolio. Many companies have a diverse market of business and overseas operations. Therefore, the Fund will also have an indirect exposure to additional foreign markets through these investments.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures. In selecting debt securities, IICO evaluates current, as well as expected future trends in, interest rates, currency and general economic conditions, and then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances. IICO may rely on active duration management in an effort to add value to the Fund’s holdings.

The Fund may, but is not required to, use a range of derivative investment techniques to seek to hedge various market risks, most notably currency risk, although it may also hedge other market risks (such as interest rates, and broad or specific equity or fixed-income market movements). The Fund may also use derivatives to increase or decrease exposure to specific sectors, countries and/or currencies.

The Fund may from time to time take a temporary defensive position, and invest without limit in government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short-term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Global Income Allocation Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Market Risk ■ Foreign Securities Risk ■ Growth Stock Risk	■ Interest Rate Risk ■ Large Company Risk ■ Low-rated Securities Risk ■ Management Risk ■ Market Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Global Income Allocation Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Mid Size Company Risk	■ Small Company Risk ■ Value Stock Risk

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